UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2021

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NMTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 13, 2021, NeuroOne Medical Technologies Corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC, as underwriter (the “Underwriter”), relating to the issuance and sale of 3,750,000 shares of the Company’s common stock, par value $0.001 per share, at a price to the public of $3.20 per share. In addition, under the terms of the Underwriting Agreement, the Company granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 562,500 shares of common stock on the same terms. The offering is expected to close on October 15, 2021, subject to customary closing conditions.

The net proceeds to the Company from this offering will be approximately $10,860,000 after deducting underwriting discounts and other offering expenses payable by the Company. The Company intends to use the net proceeds from this offering for working capital and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements of the Company, indemnification obligations of the Company and the Underwriter, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, the Company and its executive officers and directors have entered into agreements providing that the Company and each of these persons may not, without the prior written approval of the Underwriter, subject to limited exceptions, offer, sell, agree to sell, directly or indirectly, or otherwise dispose of any shares of common stock or any securities convertible into or exchangeable for shares of common stock for a period of 90 days following the offering. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were only for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. The Underwriting Agreement is filed as Exhibit 1.1 hereto and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The offering was made pursuant to an effective registration statement on Form S-3 (File No. 333-256830), previously filed with the Securities and Exchange Commission (the “Commission”), and the related prospectus supplement.

A copy of the opinion of Honigman LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Item 2.02 Results of Operations and Financial Condition.

On October 13, 2021, the Company filed with the Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S-3 (File No. 333-256830) (the “Preliminary Prospectus Supplement”) pursuant to Rule 424(b)(5) under the Securities Act relating to the proposed public offering of Company’s common stock described above. The Company included the following preliminary estimated unaudited results for the quarter and year ended September 30, 2021 in the Preliminary Prospectus Supplement.

Preliminary Estimated Unaudited Fourth Quarter and Full Year 2021 Results:

A brief summary of certain of our preliminary unaudited financial results as of September 30, 2021 and for the quarter and year ended September 30, 2021 is set forth below. This summary is not meant to be a comprehensive statement of our financial results for these periods. The following financial data as of September 30, 2021 and for the quarter and year ended September 30, 2021 is preliminary and based upon our estimates, and actual results may differ from these estimates following the completion of our financial closing procedures and related adjustments.

Revenue for the quarter ended September 30, 2021 is expected to be approximately $55,000, as compared to $1,926,566 for the quarter ended September 30, 2020, and revenue for the year ended September 30, 2021 is expected to be approximately $245,000, as compared to $1,926,566 for the year ended September 30, 2020. Revenue for the quarter and year ended September 30, 2020 was derived from the Zimmer Development Agreement and represented the portion of the upfront initial development fee payment eligible for revenue recognition as of September 30, 2020. Net loss for the quarter ended September 30, 2021 is expected to be between $(2,600,000) and $(2,750,000), as compared to $(566,392) for the quarter ended September 30, 2020, and net loss for the year ended September 30, 2021 is expected to be between $(9,900,000) and $(10,050,000), as compared to $(13,640,160) for the year ended September 30, 2020.

Cash and cash equivalents totalled approximately $6,900,000 as of September 30, 2021, as compared to $4,036,397 as of September 30, 2020.

You should read this data together with our financial statements and related notes included in the financial statements as of September 30, 2020 and 2019 and for each of the two years in the period ended September 30, 2020 filed as part of our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, filed on December 9, 2020, as amended on January 28, 2021 and February 12, 2021. The unaudited preliminary financial data included in this Form 8-K has been prepared by, and is the responsibility of, our management. Baker Tilly US, LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Baker Tilly US, LLP does not express an opinion or any other form of assurance with respect thereto.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On October 12, 2021, the Company issued a press release announcing that the Company had commenced the offering. On October 13, 2021, the Company issued a press release announcing the pricing of the offering. The press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated October 13, 2021, between NeuroOne Medical Technologies Corporation and Craig-Hallum Capital Group LLC
5.1	Opinion of Honigman LLP
23.1	Consent of Honigman LLP (included in Exhibit 5.1)
99.1	Press Release dated October 12, 2021
99.2	Press Release dated October 13, 2021
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION
Dated: October 14, 2021
	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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